Rule 497(e)
                                           Registration No. 33-6418
                                         1940 Act File No. 811-4946


                    THOMPSON PLUMB FUNDS, INC.

                  SUPPLEMENT DATED JULY 29, 1998
                               TO
                 PROSPECTUS DATED MARCH 31, 1998


NEW ADDRESS

     Commencing August 17, 1998, the address of Thompson Plumb Funds, Inc. (the "Company") will be 1200 John Q. Hammons Drive, Madison,
Wisconsin 53717. The Company's telephone numbers will not change. Those numbers are (608)831-1300 or (800)999-0887.


APPOINTMENT OF JOHN C. THOMPSON AS ASSOCIATE PORTFOLIO MANAGER FOR
GROWTH FUND

     John C. Thompson has been appointed Associate Portfolio Manager for the Growth Fund. Mr. Thompson is also Assistant Vice President of the Company and a Chartered Financial Analyst. He will assist John W. Thompson in the management of the Growth Fund. John W. Thompson will remain the Portfolio Manager of the Growth Fund, and ultimately responsible for all investment decisions made for the Fund.